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                                                                   Exhibit 10.20


                             AMENDMENT NO. 4 TO THE
                                CREDIT AGREEMENT


                                                      DATED AS OF MARCH 10, 2004


          AMENDMENT NO. 4 TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") among Rayovac Corporation, a Wisconsin corporation (the "COMPANY"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS") and Bank of America, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Company, Varta Geratebatterie GmbH & Co. KGaA (the "SUBSIDIARY BORROWER" and, together with the Company, the "BORROWER"), the Lenders and the Administrative Agent have entered into a Third Amended and Restated Credit Agreement dated as of October 1, 2002 (such Credit Agreement, (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;

          (2) the Company desires to amend the Credit Agreement to provide, in part, for (i) the addition of a new U.S. Term Loan C Facility having identical terms with and having the same rights and obligations under the Loan Documents as the U.S. Term Loan B Facility, as set forth in the Loan Documents, except as such terms are amended hereby, (ii) the addition of a new Euro Term Loan C Facility having identical terms with and having the same rights and obligations under the Loan Documents as the Euro Term Loan B Facility, as set forth in the Loan Documents, except as such terms are amended hereby, and (iii) certain other amendments;

          (3) each Lender that has made a U.S. Term Loan B who executes and delivers this Amendment (which Term Loans shall thereafter be deemed terminated and refinanced in full) shall be deemed, upon the effectiveness of this Amendment, to have exchanged its U.S. Term Loan B for a U.S. Term Loan C (a "U.S. TERM LOAN C") in the same principal amount as such Lender's outstanding U.S. Term Loan B as set forth in Schedule 2.1 to the Credit Agreement, as amended as of the Amendment No. 4 Effective Date (as hereinafter defined);

          (4) each Lender that has made a Euro Term Loan A or a Euro Term Loan B who executes and delivers this Amendment (which Term Loans shall thereafter be deemed terminated and refinanced in full) shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Euro Term Loan A or Euro Term Loan B or both, as the case may be, for a Euro Term Loan C (a "EURO TERM LOAN C") in the same principal amount as such Lender's outstanding Euro Term Loan A, Euro Term Loan B or the aggregate of both, as the case may be, as set forth in Schedule 2.1 to the Credit Agreement, as amended as of the Amendment No. 4 Effective Date;

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        2

          (5) each Person who executes and delivers this Amendment as an Additional Lender (each, an "ADDITIONAL LENDER"), will make a U.S. Term Loan C (an "ADDITIONAL U.S. TERM LOAN C") or a Euro Term Loan C (an "ADDITIONAL EURO TERM LOAN C") or both, as the case may be, on the Amendment No. 4 Effective Date to the Company in an aggregate principal amount equal to the amount set forth opposite its name on Schedule 2.1 to the Credit Agreement, as amended as of the Amendment No. 4 Effective Date, the proceeds of which will be used by the Company to refinance in full the outstanding principal amount of U.S. Term Loans B, Euro Term Loans A and Euro Term Loans B of any Lenders, if any, who do not execute and deliver this Amendment, it being understood that an Additional Lender may be a Lender prior to the Amendment No. 4 Effective Date;

          (6) the Company shall pay all accrued and unpaid interest on its U.S. Term Loans B, Euro Term Loans A and Euro Term Loans B to the Amendment No. 4 Effective Date on such Amendment No. 4 Effective Date, other than interest payable to each Lender with a Euro Term Loan C Commitment who has an outstanding Euro Term Loan A, Euro Term Loan B, or both, and each Lender with a U.S. Term Loan C Commitment who has an outstanding U.S. Term Loan B; and

          (7) the Lenders signatory hereto are, on the terms and conditions stated below, willing to grant the request of the Company, and the Company and such Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in SECTION 4, hereby amended as follows:

          (a) Clauses (b) and (c) of the second preliminary statement to the Credit Agreement are amended in their entirety and replace with the following:

          "(b) establish a seven-year EURO 131,750,000 term loan facility available to the Company in Euros ("EURO TERM LOAN C FACILITY"), (c) establish a seven-year $257,000,000 term loan facility available to the Company in Dollars ("U.S. TERM LOAN C FACILITY"),"

          (b) SECTION 1.1 is amended as follows:

                 (i) By deleting the definition of "EURO TERM LOAN B" in its entirety and inserting the following definition in its place:

          "EURO TERM LOAN C - see SUBSECTION 2.1(f)."

                 (ii) By deleting the definition of "EURO TERM LOAN B COMMITMENT" in its entirety and inserting the following definition in its place:

          "EURO TERM LOAN C COMMITMENT means, as to any Lender, the commitment of such Lender to make a Euro Term Loan C pursuant to SUBSECTION 2.1(f). The amount of each Lender's Euro Term Loan C Commitment is set forth across from such Lender's name on SCHEDULE 2.1."

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        3

                 (iii) By deleting the definition of "EURO TERM LOAN B FACILITY" in its entirety and inserting the following definition in its place:

          "EURO TERM LOAN C FACILITY - see the RECITALS"

                 (iv) By deleting the definition of "LOAN DOCUMENTS" in its entirety and inserting the following definition in its place:

          "LOAN DOCUMENTS means this Agreement, any Notes, any Fee Letter, the L/C-Related DOCUMENTS, an ROV Guaranty, a KGaA Guaranty, the Collateral Documents, each guaranty of a Swap Contract and all other documents delivered to the Administrative Agent or any Lender in connection herewith."

                 (v) By deleting the definition of "QUALIFIED FOREIGN CREDIT FACILITY" in its entirety and inserting the following definition in its place:

          QUALIFIED FOREIGN CREDIT FACILITY means a credit facility provided by a Lender or an Affiliate of a Lender to any Foreign Subsidiary or a Secured Swap Contract, in either case which (i) is guarantied by the Company, (ii) is permitted under SUBSECTION 8.5(c) or (d) and (iii) the Company has specified (in a written notice to the Administrative Agent) is entitled to the benefit of the Guaranty and the Collateral Documents.

                 (vi) By deleting the definition of "U.S. TERM LOAN B" in its entirety and inserting the following definition in its place:

          "U.S. TERM LOAN C - see SUBSECTION 2.1(f)."

                 (vii) By deleting the definition of "U.S. TERM LOAN B COMMITMENT" in its entirety and inserting the following definition in its place:

          "U.S. TERM LOAN C COMMITMENT means, as to any Lender, the commitment of such Lender to make a U.S. Term Loan C pursuant to SUBSECTION 2.1(g). The amount of each Lender's U.S. Term Loan C Commitment is set forth across from such Lender's name on SCHEDULE 2.1."

                 (viii) By deleting the definition of "U.S. TERM LOAN B FACILITY" in its entirety and inserting the following definition in its place:

          "U.S. TERM LOAN C FACILITY - see the RECITALS."

                 (ix) By inserting the following definitions in alphabetical order:

          "ADDITIONAL EURO TERM LOAN C - see SUBSECTION 2.1(g).

          ADDITIONAL EURO TERM LOAN C COMMITMENT means, as to any Additional Lender, the commitment of such Lender to make an Additional Euro Term Loan C pursuant to SUBSECTION 2.1(g). The amount of each Lender's Additional Euro Term Loan C Commitment is set forth across from such Lender's name on
     SCHEDULE 2.1.

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        4

          ADDITIONAL LENDER means a financial institution with an Additional Euro Term Loan C Commitment or an Additional U.S. Term Loan C Commitment to make, respectively, Additional Euro Term Loans C or Additional U.S. Term Loans C to the Company on the Amendment No. 4 Effective Date, it being understood that an Additional Lender may be an existing Term Lender.

          ADDITIONAL U.S. TERM LOAN C - see SUBSECTION 2.1(g).

          ADDITIONAL U.S. TERM LOAN C COMMITMENT means, as to any Additional Lender, the commitment of such Lender to make an Additional U.S. Term Loan C pursuant to SUBSECTION 2.1(g). The amount of each Lender's Additional U.S. Term Loan C Commitment is set forth across from such Lender's name on
     SCHEDULE 2.1.

          AMENDMENT NO. 4 means Amendment No. 4 to the Credit Agreement dated as of February ___, 2004, among the Company, the Lenders party thereto and the Administrative Agent.

          AMENDMENT NO. 4 EFFECTIVE DATE has the meaning specified in Amendment No. 4.

          EURO TERM LOAN B has the meaning specified in SECTION 1.1 of this Credit Agreement, as in effect prior to the Amendment No. 4 Effective Date.

          EURO TERM LOAN B COMMITMENT has the meaning specified in SECTION 1.1 of this Credit Agreement, as in effect prior to the Amendment No. 4 Effective Date.

          INCREASE EFFECTIVE DATE - see SUBSECTION 2.16(b).

          REMINGTON AUSTRALIA means Remington Products Australia Pty Ltd.

          REMINGTON IRELAND means Remington Consumer Products (Ireland).

          REMINGTON NEW ZEALAND means Remington Products New Zealand Ltd.

          SECURED SWAP CONTRACT means any Swap Contract permitted under Article VIII that is entered into by and between any Foreign Subsidiary and any Swap Bank.

          SWAP BANK means any Lender or an Affiliate of a Lender in its capacity as a party to a Secured Swap Contract.

          U.S. TERM LOAN B has the meaning specified in SECTION 1.1 of this Credit Agreement, as in effect prior to the Amendment No. 4 Effective Date.

          U.S. TERM LOAN B COMMITMENT has the meaning specified in SECTION 1.1 of this Credit Agreement, as in effect prior to the Amendment No. 4 Effective Date."

                 (x) By amending the following definitions in their entirety to read as follows:

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        5

          "BORROWING means a borrowing hereunder consisting of (a) U.S. Revolving Loans, Euro Revolving Loans, Euro Term Loans C or U.S. Term Loans C of the same Type made to a Borrower on the same day by the Lenders under the applicable Facility and, in the case of Eurocurrency Loans, having the same Interest Period, or (b) a Swingline Loan made to a Borrower by the Swingline Lender, in each case pursuant to ARTICLE II.

          COMMITMENT means, as to each Lender, such Lender's U.S. Revolving Commitment, Euro Revolving Commitment, Euro Term Loan C Commitment, and/or U.S. Term Loan C Commitment, as applicable.

          FACILITY means one of the credit facilities under this Agreement, i.e., the U.S. Revolving Facility, the Euro Revolving Facility, the Euro Term Loan C Facility or the U.S. Term Loan C Facility.

          LOAN means an extension of credit by a Lender to a Borrower under
     ARTICLE II or ARTICLE III in the form of a U.S. Revolving Loan, Euro Revolving Loan, Euro Term Loan C, U.S. Term Loan C, Swingline Loan or L/C Advance.

          TERM LOAN means a Euro Term Loan C or a U.S. Term Loan C."

          (c) SECTION 2.1 of the Credit Agreement is amended by adding the following new subsections (f) through (i) immediately after SECTION 2.1(e):

          "(f) EXCHANGE. (i) Subject to the terms and conditions hereof, each Lender with a Euro Term Loan C Commitment who has an outstanding Euro Term Loan A, Euro Term Loan B, or both, severally agrees to exchange all such outstanding Loans for a like principal amount in Euro of Euro Term Loans C on the Amendment No. 4 Effective Date (each, collectively with the Additional Euro Term Loans C, a "EURO TERM LOAN C"), and from and after the Amendment No. 4 Effective Date such Euro Term Loans A and Euro Term Loans B shall be deemed refinanced in full and such Euro Term Loans C shall be deemed made hereunder. Amounts borrowed as Euro Term Loans C (whether pursuant to this subsection or subsection (g)(i) below) which are repaid or prepaid by the Company may not be reborrowed. The Euro Term Loan C Commitments shall expire concurrently with the making of the Euro Term Loans C (whether pursuant to this subsection or subsection (g)(i) below) on the Amendment No. 4 Effective Date.

          (ii) Subject to the terms and conditions hereof, each Lender with a U.S. Term Loan C Commitment who has an outstanding U.S. Term Loan B, severally agrees to exchange its outstanding U.S. Term Loan B for a like principal amount in Dollars of U.S. Term Loans C on the Amendment No. 4 Effective Date (each, collectively with the Additional U.S. Term Loans C, a "U.S. TERM LOAN C"), and from and after the Amendment No. 4 Effective Date such U.S. Term Loans B shall be deemed refinanced in full and such U.S. Term Loans C shall be deemed made hereunder. Amounts borrowed as U.S. Term Loans C (whether pursuant to this subsection or subsection (g)(ii) below) which are repaid or prepaid by the Company may not be reborrowed. The U.S. Term Loan C Commitments shall expire concurrently with the making of the U.S. Term Loans

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        6

     C (whether pursuant to this subsection or subsection (g)(ii) below) on the Amendment No. 4 Effective Date.

          (g) ADDITIONAL LOANS. (i) Subject to the terms and conditions hereof, each Additional Lender with an Additional Euro Term Loan C Commitment severally agrees to make a single loan to the Company (each such loan, an "ADDITIONAL EURO TERM LOAN C") on the Amendment No. 4 Effective Date in the amount of such Additional Euro Term Loan C Commitment on the Amendment No. 4 Effective Date. The Company shall refinance all Euro Term Loans A and Euro Term Loans B of Lenders with outstanding Euro Term Loans A and Euro Term Loans B that do not execute and deliver Amendment No. 4 on the Amendment No. 4 Effective Date with the gross proceeds of the Additional Euro Term Loans C.

          (ii) Subject to the terms and conditions hereof, each Additional Lender with an Additional U.S. Term Loan C Commitment severally agrees to make a single loan to the Company (each such loan, an "ADDITIONAL U.S. TERM LOAN C") on the Amendment No. 4 Effective Date in the amount of such Additional U.S. Term Loan C Commitment on the Amendment No. 4 Effective Date. The Company shall refinance all U.S. Term Loans B of Lenders with outstanding U.S. Term Loans B that do not execute and deliver Amendment No. 4 on the Amendment No. 4 Effective Date with the gross proceeds of the Additional U.S. Term Loans C.

          (h) INTEREST. On the Amendment No. 4 Effective Date the Company shall pay all accrued and unpaid interest on the Euro Term Loans A, the Euro Term Loans B and the U.S. Term Loans B to the Term Lenders other than interest payable to each Lender with a Euro Term Loan C Commitment who has an outstanding Euro Term Loan A, Euro Term Loan B, or both, and each Lender with a U.S. Term Loan C Commitment who has an outstanding U.S. Term Loan B."

          (d) SECTION 2.9(d) of the Credit Agreement is amended in its entirety to read as follows:

          "(d)   THE EURO TERM LOAN C FACILITY. On each date set forth on
     SCHEDULE 2.9(d), the Company shall repay Euro Term Loans C in an aggregate amount equal to the amount set forth opposite such date on such Schedule."

          (e) SECTION 2.9(e) of the Credit Agreement is amended in its entirety to read as follows:

          "(e)   THE U.S. TERM LOAN C FACILITY. On each date set forth on
     SCHEDULE 2.9(e), the Company shall repay U.S. Term Loans C in an aggregate amount equal to the amount set forth opposite such date on such Schedule."

          (f) SECTION 2.10(d) is amended in its entirety to read as follows:

          "(d)   Each Euro Term Loan C shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Eurocurrency Rate PLUS 3.00%."

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        7

          (g) SECTION 2.10(e) of the Credit Agreement is amended in its entirety to read as follows:

          "(e)   Each U.S. Term Loan C shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Base Rate PLUS 1.50% or the Eurocurrency Rate PLUS 2.50%, as the case may be (and subject to the Company's right to convert to the other Type of Loans under SECTION 2.4)."

          (h) SECTION 7.12 of the Credit Agreement is amended in its entirety to read as follows:

          "7.12 USE OF PROCEEDS. The Company shall use the proceeds of the U.S. Revolving Loans, the Euro Revolving Loans, the Euro Term Loans A, the Euro Term Loans B and the U.S. Term Loans B (i) to consummate the VARTA Acquisition, (ii) for fees and expenses incurred in connection with the VARTA Acquisition, (iii) to make an investment in Cayman Finance Co., (iv) to refinance existing Indebtedness (v) to consummate the Remington Acquisition, (vi) for fees and expenses incurred in connection with the Remington Acquisition and (vii) for working capital and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document. The Company shall use the proceeds of the Euro Term Loans C solely to prepay the Euro Term Loans A and the Euro Term Loans B outstanding on the Amendment No. 4 Effective Date. The Company shall use the proceeds of the U.S. Term Loans C solely to prepay the U.S. Term Loans B outstanding on the Amendment No. 4 Effective Date."

          (i) Schedule 2.1 to the Credit Agreement is, effective only for dates of determination subsequent to the Amendment No. 4 Effective Date, amended in its entirety and replaced with Schedule 2.1 attached hereto.

          (j) Schedule 2.9(d) to the Credit Agreement is amended in its entirety and replaced with Schedule 2.9(d) attached hereto.

          (k) Schedule 2.9(e) to the Credit Agreement is amended in its entirety and replaced with Schedule 2.9(e) attached hereto.

          (l) Upon the Amendment No. 4 Effective Date, the Euro Term Loans C and the U.S. Term Loans C shall have the same terms, rights and obligations as the Euro Term Loans B and the U.S. Term Loans B, respectively, as set forth in the Loan Documents, except as modified by SECTION 1 of this Amendment, and all references, other than those in SECTIONS 2.1(f), (g) AND (h) AND SECTION 7.12, to "Euro Term Loans B", "Euro Term Loan B Commitment", "Euro Term Loan B Facility", "U.S. Term Loan B", "U.S. Term Loan B Commitment", and "U.S. Term Loan B Facility" in the Loan Documents shall be deemed to be references to "Euro Term Loans C", "Euro Term Loan C Commitment", "Euro Term Loan C Facility", "U.S. Term Loan C", "U.S. Term Loan C Commitment", and "U.S. Term Loan C Facility", respectively.

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        8

          SECTION 2. OTHER AMENDMENTS

          (a) SECTION 2.7(a) of the Credit Agreement is amended by inserting the following phrase immediately after the phrase "prepay any Borrowing of Loans in whole or in part," contained therein:

          "(i) in the case of any such prepayment of Term Loans prior to the first anniversary of the Amendment No. 4 Effective Date made with the proceeds of any Indebtedness of the Company or any Subsidiary issued or incurred solely to refinance the Credit Agreement, a premium of 1.0% of the aggregate principal amount so prepaid and (ii) in the case of any other such prepayment,"

          (b) The first sentence of SECTION 2.7(b) of the Credit Agreement is amended by adding a new clause (iii) at the end thereof as follows:

          ", and (iii) any premium required to be paid pursuant to SECTION 2.7(a)".


          (c) A new SECTION 2.16 of the Credit Agreement is inserted in proper numerical order as follows:

          "2.16 INCREASE IN COMMITMENTS.

                (a) Provided there exists no Unmatured Event of Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time request an increase in the Euro Term Loan C Commitments or the U.S. Term Loan C Commitments, or both, by an amount (for all such requests in the aggregate) not exceeding $150,000,000 (or the Dollar Equivalent thereof); provided that (i) any such request for an increase shall be in a minimum amount of EURO 5,000,000 in the case of a Euro Term Loan C Commitment increase and $5,000,000 in the case of a U.S. Term Loan C Commitment increase, and (ii) the Company may make a maximum of three such requests. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Euro Term Loan C Commitment or U.S. Term Loan C Commitment, as the case may be, and, if so, whether by an amount equal to, greater than, or less than its Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. The Administrative Agent shall notify the Company and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Company may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

                (b) If the Term Commitments are increased in accordance with this Section, the Administrative Agent and the Company shall determine the effective date (the "INCREASE EFFECTIVE DATE") and the final allocation of such increase. The

                   Amendment No. 4 to Rayovac Credit Agreement

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                                        9

     Administrative Agent shall promptly notify the Company and the Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of each Borrower and each Guarantor dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Person (i) certifying and attaching the resolutions adopted by such Person approving or consenting to such increase; PROVIDED that no German Entity shall be required to deliver copies of resolutions unless resolutions are necessary pursuant to its Organizational Documents, and (ii) in the case of the Company, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in ARTICLE VI and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this SECTION 2.16, the representations and warranties contained in subsection (a) of SECTION 6.11 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) of SECTION 6.11, and (B) no Default exists. Each Lender that increases its Euro Term Loan C Commitment or U.S. Term Loan C Commitment, or both, and each Eligible Assignee that becomes a Lender, in each case pursuant to the provisions of this SECTION 2.16, severally agrees, on the terms and conditions set forth herein, to make a Euro Term Loan C, U.S. Term Loan C, or both, as the case may be, to the Company on the applicable Increase Effective Date in the amount of such Lender's increased or new Euro Term Loan C Commitment, U.S. Term Loan C Commitment or both, as the case may be. The increased and new Term Commitments shall expire concurrently with the making of such Term Loans on the applicable Increase Effective Date.

               (c) This Section shall supersede any provisions in SECTIONS 2.15 or 11.1 to the contrary."

          (d) SECTION 7.14 of the Credit Agreement is amended in its entirety to read as follows:

          "7.14 SWAP CONTRACTS. At all times, the Company shall maintain one or more Swap Contracts with terms and counterparties reasonably satisfactory to the Administrative Agent to the extent necessary to ensure that, after giving effect to such Swap Contracts, at least 50% of all outstanding Indebtedness of the Company either by its terms accrues interest at a fixed rate until maturity or is subject to an interest rate Swap Contract."

          (e) SECTION 8.1 of the Credit Agreement is amended by:

                 (i) Deleting the word "and" at the end of clause (n) thereof,

                 (ii) Replacing the period at the end of clause (o) thereof with "; and", and

                 (iii)  Adding a new clause (p) as follows:

          "(p) Liens on property of Remington Australia, Remington Ireland and Remington New Zealand securing Indebtedness of such Subsidiary that is permitted under the provisions of SECTION 8.5."

                   Amendment No. 4 to Rayovac Credit Agreement

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                                       10

          (f) SECTION 8.4(i) of the Credit Agreement is amended by inserting before the semi-colon at the end thereof the phrase ", and the acquisition by the Company of Ningbo Baowang Battery Company for aggregate consideration of up to $25,000,000"

          (g) SECTION 8.4(j) of the Credit Agreement is amended by deleting the phrase "after the Effective Date exceeds (or after such Acquisition would exceed) $75,000,000" contained in clause (vii) thereof with the following phrase:

          "after the Amendment No. 4 Effective Date exceeds (or after such Acquisition would exceed) $150,000,000".

          (h) SECTION 9.1(h) of the Credit Agreement is amended by deleting the amount "$3,000,000" in the second place it appears therein and replacing it with the amount "$10,000,000".

          (i) SECTION 10.11(c) of the Credit Agreement is amended by deleting the word "or" before clause (F) thereof and inserting immediately after such clause (F) the following:

          "; or (G) at the Company's request, constituting property of Remington Australia, Remington Ireland or Remington New Zealand in order to permit such property to be pledged as collateral for Indebtedness of such Subsidiary to the extent permitted under SECTION 8.1 and SECTION 8.5 hereof".

          SECTION 3. CONSENT. The Required Lenders hereby approve and consent to the issuance and sale of up to $150,000,000 additional subordinated indebtedness on terms that are no more adverse to the Lenders than those contained in the Indenture, dated as of September 30, 2003 between the Company and U.S. Bank National Association, as trustee, as "Subordinated Debt" under SECTION 8.5(b) of the Credit Agreement.

          SECTION 4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, and as of the date (the "AMENDMENT NO. 4 EFFECTIVE DATE") on which, (x) the Administrative Agent shall have received counterparts of this Amendment executed by the Company and Lenders with aggregate Percentages of 51% or more or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (y) simultaneously with the making of the Euro Term Loans C and the U.S. Term Loans C, the Company shall have paid all accrued and unpaid interest on its U.S. Term Loans B, Euro Term Loans A and Euro Term Loans B to the Amendment No. 4 Effective Date, other than interest payable to each Lender with a Euro Term Loan C Commitment who has an outstanding Euro Term Loan A, Euro Term Loan B, or both, and each Lender with a U.S. Term Loan C Commitment who has an outstanding U.S. Term Loan B PLUS any loss or expense pursuant to SECTION 11.4 of the Credit Agreement and (z) the Administrative Agent shall have additionally received all fees due and payable in connection with this Amendment No. 4, payment of all accrued fees and expenses of the Administrative Agent (including the reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof and all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient

                   Amendment No. 4 to Rayovac Credit Agreement copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified):

               (a) A Notice of Borrowing in accordance with the requirements of
     SECTION 2.3 of the Credit Agreement prior to the Amendment No. 4 Effective Date with respect to the borrowing of the Euro Term Loans C and the U.S. Term Loans C on the Amendment No. 4 Effective Date except that the three Business Days notice requirement is hereby waived.

               (b) Certified copies of (i) the resolutions of the Board of Directors of (A) the Company approving this Amendment and the matters contemplated hereby and thereby and (B) each Guarantor evidencing approval of the Consent and the matters contemplated hereby and thereby; PROVIDED that no German entity shall be required to deliver copies of resolutions unless resolutions are necessary pursuant to its Organization Documents and
     (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

               (c) A certificate of the Secretary or an Assistant Secretary or director of the Company and each Guarantor certifying the names and true signatures of the officers of the Company and such Guarantor authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder, PROVIDED that, in lieu of the foregoing, each German Entity shall deliver a certified copy of its current excerpt of the commercial register file (HANDELSREGISTERAUSZUG) and a certified copy of the specimen signature (UNTERSCHRIFTENPROBE) currently filed with the commercial register of the representative of such Person who will execute, deliver and perform the Amendment, the Consent and the other documents to be delivered hereunder and thereunder, or other evidence of corporate authorization and incumbency satisfactory to the Administrative Agent.

               (d) Counterparts of the Consent appended hereto (the "CONSENT"), executed by each Guarantor (other than the Company).

               (e) A favorable opinion of Sutherland, Asbill & Brennan, counsel for the Company, ROV Holding Inc., a Delaware corporation, Rovcal, Inc., a California corporation and each Remington Company that is a Domestic Subsidiary in form and substance satisfactory to the Administrative Agent.

          SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

               (a) The Company and each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

               (b) The execution, delivery and performance by the Company of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, the execution and delivery by each Guarantor of the Consent and the Loan

                   Amendment No. 4 to Rayovac Credit Agreement

     Documents to which it is or is to be a party, and the consummation of the transactions contemplated hereby are within the Company's and each Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Organization Documents of the Company or any Guarantor, (ii) violate any Requirement of Law, (iii) conflict with or result in a breach or contravention of, or the creation of a Lien (except for the Liens created under the Collateral Documents, as amended hereby) under, any document evidencing any Contractual Obligation to which the Company or any Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which either the Company, any Guarantor or any of their properties is subject.

               (c) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the due execution, delivery or performance by, or enforcement against, either the Company of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party or any Guarantor of the Consent or any other Loan Document to which it is a party.

               (d) This Amendment has been duly executed and delivered by the Company. This Amendment and each of the other Loan Documents, as amended hereby, to which the Company is a party are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Consent and each of the other Loan Documents, as amended hereby, to which each Guarantor is a party are legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms.

               (e) There is no action, suit, investigation, litigation or proceeding affecting either Borrower or any Subsidiary (including, without limitation, any Environmental Claim) pending or to the best knowledge of the Company, threatened, in arbitration or before any Governmental Authority that would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Amendment or any other Loan Document or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

          SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall

                   Amendment No. 4 to Rayovac Credit Agreement continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7. COSTS, EXPENSES. The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of SECTION
11.4 of the Credit Agreement.

          SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                   Amendment No. 4 to Rayovac Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              RAYOVAC CORPORATION


                              By            /s/ Randall J. Steward
                                  ------------------------------------
                              Title: Executive Vice President & CFO


                              VARTA GERATEBATTERIE GMBH & CO.
                              KGAA


                              By         /s/ Remy Burel
                                  ------------------------------------
                                Title: Chief Executive Officer

                              By         /s/ Andreas Rouve
                                  ------------------------------------
                                  Title: Chief Financial Officer

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent and as Lender


                              By
                                  ---------------------------------------
                                  Title: Managing Director

                   Amendment No. 4 to Rayovac Credit Agreement

Each undersigned that is an Additional Lender hereby agrees to become a Lender as defined in the Credit Agreement and be bound by the terms and conditions thereof.

                              Agreed as of the date first above written


                              ----------------------------------------
                              [Please type or print name of Lender]


                              By
                                 -------------------------------------
                                 Title:

                   Amendment No. 4 to Rayovac Credit Agreement

                                                                    SCHEDULE 2.1

                                   COMMITMENTS

          NAME OF LENDER             FACILITY            AMOUNT OF COMMITMENT
          --------------             --------            --------------------
Bank of America, N.A.



TOTAL:

EURO TERM LOAN C LENDERS AND EURO TERM LOAN C COMMITMENTS

As set forth in the Register maintained by the Administrative Agent pursuant to
Section 11.8 - TOTAL EURO TERM LOAN C COMMITMENTS: EURO [__________]

U.S. TERM LOAN C LENDERS AND U.S. TERM LOAN C COMMITMENTS

As set forth in the Register maintained by the Administrative Agent pursuant to
Section 11.8 - TOTAL U.S. TERM LOAN C COMMITMENTS: $[__________]


           Schedule 2.1 to Amendment No. 4 to Rayovac Credit Agreement

                                 SCHEDULE 2.9(d)

                                EURO TERM LOAN C

         Schedule 2.9(d) to Amendment No. 4 to Rayovac Credit Agreement

                                 SCHEDULE 2.9(e)

                                U.S. TERM LOAN C

         Schedule 2.9(e) to Amendment No. 4 to Rayovac Credit Agreement

                                     CONSENT

                                                  Dated as of February ___, 2004


          Each of the undersigned, as Guarantors under, as applicable (i) the Guaranty dated as of October 1, 2002, (ii) the Restated Guaranty dated as of October 1, 2002 or (iii) any other guaranty issued by any Person of the Obligations of the Company or the Subsidiary Borrower, in each case (collectively, the "GUARANTY") in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

                                        ROV HOLDING, INC.


                                        By
                                           ----------------------------
                                           Title:

                                        ROV INTERNATIONAL FINANCE COMPANY


                                        By
                                           ----------------------------
                                           Title:

                                        RAYOVAC EUROPE GMBH


                                        By
                                           ----------------------------
                                           Title:


                                        ROV GERMAN GENERAL PARTNER GMBH


                                        By
                                           ----------------------------
                                           Title:


                                        ROV GERMAN LIMITED GMBH


                                        By
                                           ----------------------------
                                           Title:

             Consent to Amendment No. 4 to Rayovac Credit Agreement

                                        RAYOVAC (UK) LTD.


                                        By
                                           ----------------------------
                                           Title:


                                        ROVCAL, INC.


                                        By
                                           ----------------------------
                                           Title:


                                        REMINGTON PRODUCTS COMPANY, L.L.C.


                                        By
                                           ----------------------------
                                           Title:

             Consent to Amendment No. 4 to Rayovac Credit Agreement